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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2003

QWEST COMMUNICATIONS INTERNATIONAL INC.
Exact Name of Registrant as Specified in its Charter

Delaware
(State or other jurisdiction of incorporation)

000-22609	84-1339282
(Commission File Number)	(IRS Employer Identification No.)

1801 California Street, Denver, Colorado
(Address of principal executive offices)

80202
(Zip Code)

Registrant's telephone number, including area code: 303-992-1400

(Former name or former address, if changed since last report): Not applicable

Item 9. Regulation FD Disclosure.

        On December 18, 2003, Qwest Communications International Inc. ("Qwest" or the "Company" or "we" or "us" or "our") announced that it has signed an agreement to purchase certain assets and associated revenue streams from Allegiance Telecom, Inc. A copy of the press release announcing the same is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Forward Looking Statements Warning

        This release may contain projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by us with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements. Readers should also consider the risks specifically associated with the acquisition of Allegiance's operations, which include, but are not limited to: the possibility of a competitor providing a superior bid for the Allegiance operations during the course of the auction process, resulting in our failure to complete the acquisition; our failure to realize expected benefits and synergies of the acquisition due to, among other things, unanticipated declines in the operations of Allegiance or difficulties associated with the transition of Allegiance customers to the Qwest network; unanticipated difficulties or costs associated with integrating the operations of Allegiance with the operations of Qwest; the impact on our financial statements of non-cash charges associated with the acquisition; and any delays in completing the acquisition or integrating operations that may result from any legal claims (even if without merit) that may be made by Allegiance creditors or other interested parties.

        The information contained in this Current Report on Form 8-K is a statement of Qwest's present intention, belief or expectation and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general and Qwest's assumptions. Qwest may change its intention, belief or expectation, at any time and without notice, based upon any changes in such factors, in Qwest's assumptions or otherwise. The cautionary statements contained or referred to in this Current Report on Form 8-K should be considered in connection with any subsequent written or oral forward-looking statements that Qwest or persons acting on its behalf may issue. This Current Report on Form 8-K may include analysts' estimates and other information prepared by third parties for which Qwest assumes no responsibility.

        Qwest undertakes no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

        By including any information in this Current Report on Form 8-K, Qwest does not necessarily acknowledge that disclosure of such information is required by applicable law or that the information is material.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, Qwest has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QWEST COMMUNICATIONS INTERNATIONAL INC.
DATE: December 18, 2003	By:	/s/ STEPHEN E. BRILZ Name: Stephen E. Brilz Title: Assistant Secretary

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EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1*	Press release dated December 18, 2003

*
Filed herewith

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  Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX